Roundhill Generative AI & Techology ETF

SCHEDULE OF INVESTMENTS at July 31, 2023 (Unaudited)

	Shares	Value
Common Stocks - 99.9%
Commercial Services - 1.6%
Appier Group, Inc. (1)	118,257	$1,406,632

Computers - 7.5%
Change Holdings, Inc.	48,840	645,563
ExaWizards, Inc. (1)	190,461	613,958
International Business Machines Corp.	14,049	2,025,585
Super Micro Computer, Inc. (1)	10,628	3,510,110
		6,795,216
Internet - 30.2% (2)
360 Security Technology, Inc.	423,995	704,211
Alibaba Group Holding Ltd. - ADR (1)	29,918	3,056,423
Alphabet, Inc. - Class A (1)	47,386	6,289,070
Amazon.com, Inc. (1)	19,946	2,666,381
Baidu, Inc. - Class A - ADR (1)	35,112	5,477,121
Kunlun Tech Co. Ltd.	278,430	1,443,430
Meta Platforms, Inc. - Class A (1)	10,970	3,495,042
Snap, Inc. - Class A (1)	107,218	1,217,996
Tencent Holdings Ltd.	67,297	3,058,209
		27,407,883
Semiconductors - 18.7%
Advanced Micro Devices, Inc. (1)	30,112	3,444,813
Broadcom, Inc.	1,332	1,197,002
Marvell Technology, Inc.	56,569	3,684,339
Monolithic Power Systems, Inc.	1,506	842,592
NVIDIA Corp.	16,604	7,758,883
		16,927,629
Software - 37.7% (2)
Adobe, Inc. (1)	8,901	4,861,459
Autodesk, Inc. (1)	4,706	997,625
Beijing Kingsoft Office Software, Inc.	13,520	768,058
C3.ai, Inc. - Class A (1)	55,922	2,348,724
Duolingo, Inc. - Class A (1)	7,449	1,156,010
Iflytek Co. Ltd.	392,449	3,452,925
Intuit, Inc.	2,067	1,057,684
Microsoft Corp.	19,071	6,406,330
Oracle Corp.	15,513	1,818,589
Palantir Technologies, Inc. - Class A (1)	117,014	2,321,558
PKSHA Technology, Inc. (1)	35,980	756,927
Salesforce, Inc. (1)	15,088	3,394,951
SenseTime Group, Inc. - Class A (1)	12,110,105	2,872,747
ServiceNow, Inc. (1)	2,217	1,292,511
SoundHound AI, Inc. - Class A (1)	297,352	692,830
		34,198,928
Telecommunications - 4.2%
Arista Networks, Inc. (1)	17,488	2,712,214
Nice Ltd. - ADR (1)	5,124	1,116,264
		3,828,478
Total Common Stocks
(Cost $83,861,577)		90,564,766

Short-Term Investments - 0.2%
Money Market Funds - 0.2%
First American Government Obligations Fund, Class X, 5.175% (3)	154,670	154,670
Total Short-Term Investments
(Cost $154,760)		154,670

Total Investments in Securities - 100.1%
(Cost $84,016,247)		90,719,436
Liabilities in Excess of Other Assets - (0.1)%		(54,219)
Total Net Assets - 100.0%		$90,665,217

ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	The Fund will concentrate its investments (i.e, hold more than 25% of its total assets) in one or more industries within the technology group of industries.
(3)	The rate shown is the annualized seven-day effective yield as of July 31, 2023.

Summary of Fair Value Exposure at July 31, 2023 (Unaudited)

The Roundhill Generative AI & Techology ETF (the "Fund") utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of July 31, 2023:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks (1)	$90,564,766	$–	$–	$90,564,766
Short-Term Investments	154,670	–	–	154,670
Total Investments in Securities	$90,719,436	$–	$–	$90,719,436

(1) See Schedule of Investments for the industry breakout.